NAREIT REITWeek: 2020 Investor Conference

Forward-Looking Statement This slide presentation contains statements that constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward- looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise. Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable. LEED® – an acronym for “Leadership in Energy and Environmental Design “ – is a registered trademark of the U.S. Green Building Council”. 2

Contents Who We Are | U.S. Logistics Strategy 4 Recession Resiliency 6 Supply and Demand Fundamentals 11 Operating Strategy – Key NOI Drivers 16 Logistics Asset Strategy 19 Development Strategy 25 Capital Strategy 30 Corporate Responsibility 36 Why Duke Realty & Guidance 40 Appendix: Infill Development Case Studies 47 TABLE OF CONTENTS 3

The Leading Domestic-Only Logistics REIT

Founded 1972, IPO 1993; Enterprise value ~$15.2B.

ESG focused culture; Top tier governance; LEED certification investment goals

20 major U.S. logistics markets; Geographic strategic target to 70% Tier 1 markets by 2021

Member of S&P 500 Index

Strategy expected to generate mid-to-high single digit cash flow and dividend growth(1); Baa1/BBB+ credit ratings(2); Ample liquidity

518 modern facilities; 156 million square feet


ePort, Perth Amboy, New Jersey
Turnpike Exit 10 Submarket
(3 buildings totaling 1.3 million SF)

(1) Cash flow and dividend growth expectations are in a medium-to-strong economic environment;
(2) *Moody's / S&P, respectively. A securities rating is not a recommendation to buy, sell or hold* securities and is subject to revision or withdrawal at any time by the rating organization.

DukeREALTY

WHO WE ARE

4

Duke Realty is the only REIT that “Checks All The Boxes” to be the Leading Pure-Play Domestic-only Logistics REIT S&P 500 (Large Cap Firm)  U.S. Industrial Only / Simple Business Model  Modern, High-Quality Logistics Facilities  Majority Tier 1 Market Concentration  Strong Development Capability  Strong Recent AFFO Growth & Positioned for Future Growth  High BBB-Rated(1) Balance Sheet with Ample Liquidity  ESG Embedded in Corporate Culture  (1) A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. STRATEGIC OVERVIEW 5

Legacy Commerce Center (Brownfield development), Linden, NJ RECESSION RESILIENCY

Ample Liquidity to Fund Expected Commitments

in thousands

2020 LIQUIDITY	ESTIMATED REMAINING
Cash at 3/31	$ 187,563
Estimated AFFO Remaining for year	375,000
Dividends Remaining to be Paid	(263,000)
Estimated Funds Available for Reinvestment(1)	$ 112,000
Debt Amortization	(3,434)
Cash	$ 296,129
Credit Facility Availability(2)	992,630
TOTAL LIQUIDITY	$ 1,288,759

2020 INVESTMENT ACTIVITY	
Development Costs to Complete	(452,518)
New Development Spend less Land(3)	(110,000)
Acquisitions(4)	(50,000)
Dispositions(4)	187,500
TOTAL USES	$ (425,018)
REMAINING FUNDING CAPACITY	$ 863,741

NEAR TERM DEBT MATURITIES



$3,400
$13,100
$304,200
2020
2021
2020

CURRENT LIQUIDITY



16%
$1.2B Liquidity
84%
Credit Facility
Cash

% OF UNENCUMBERED ASSETS



1%
$9.4B Unencumbered
99%
Unencumbered
Encumbered

Notes: This analysis represents our estimate of our liquidity and is based on the assumptions listed in the notes on this page. Funds available for reinvestment may differ from actual cash flows due to timing of receivables.
1) Funds Available for Reinvestment represents the midpoint of AFFO guidance, less dividends at current rate for 2020; 2) Availability represents our $1.2B Credit Facility less outstanding borrowings and letters of credit. The Credit Facility including extension options at our control, matures in January 2023, and contains an $800 million accordion option to increase the capacity to $2 billion in which lenders may choose to participate; 3) Estimated total spend related to potential 2020 starts after 3/31 and excludes costs related to land in inventory or acquired; 4) Based on the guidance midpoint.

* See other important Capital Strategy slides starting on page 30 *

DukeREALTY
2020 RESILIENCY & OUTLOOK 7

Recent Leasing & Rent Collections Remain Strong

LEASING & COLLECTIONS

Leasing Trends – Strong April & May
(in millions of SF)



4.0 Tot
4.5 Tot
1.4
2.6
2.0
2.5
1Q
2QTD - thru 5/31
New
Renewal

	% of Rent Collected thru 5/31/20[1]	% of Rent Deferred	Collected plus Deferred
Feb	99.9%		99.9%
March	99.9%		99.9%
April	98.3%	1.5%	99.8%
May (through the 31st) [2]	95.4%	3.7%	99.1%

(1) Includes cash collections only. No applications of security deposits or amounts drawn on letters of credit;
(2) Collecting May rents at a faster pace than April rents were collected; 100% of rents collected in California and New Jersey where many eviction moratoriums have otherwise been in effect.

DEFERRALS

Deferral Process

1. Encourage the customer to look at all available liquidity sources - bank, PPP, etc.
2. Customer provides financial statements and other evidence of viability.
3. Credit review and staying power assessment.
4. Deferral decision.

Results to Date
through May 31, 2020

Average Duration – 2.8 Months Partially Deferred

Average Amount per Deferral - 49% of Monthly Rent Billings for Months Deferred

Average Repayment Period – 5.7 Months

Rent Relief Requests (% of Tenant Base)	23.7%
Dollar Value of Rent Deferrals Granted (in thousands)	$7,310
% of Total Gross Rent Deferred	0.86%

Approximately 31% of requests granted (as rent deferrals for approximately 50 tenants) and 46% denied through May 31, 2020.

DukeREALTY
2020 RESILIENCY & OUTLOOK
8

Diversified Customer Relationships by Company & Industry TOP 15 TENANTS TENANT INDUSTRIES Length of Relationship % of Total ANLV (yrs) Amazon.com 8.3% 13 Transportation 21% UPS of America 2.3% 22 Manuf. Products 19% Wayfair Inc. 2.2% 4 E-commerce 18% NFI Industries 1.3% 14 Wholesale Goods 8% Floor & Décor 1.3% 15 Food Products 6% Target 1.1% 22 Retail(2) 6% Deckers 1.1% 6 Consumer Services 5% (1) Home Depot 1.0% 22 Textiles 3% HD Supply Inc. 1.0% 17 Technology 2% Walmart 0.9% 27 Lumber & Building 2% Samsung 0.9% 9 Health Services 2% Sonepar USA 0.8% 1 Publishing 2% Clorox 0.8% 16 Armada 0.7% 20 Chemical Products 2% Crate & Barrel 0.7% 23 Other(3) 4% Note: Includes in-service portfolio only as of March 31, 2020; ANLV = Annualized Net Lease Value. (1) Home Depot ANLV does not include three projects under construction. When completed, Home Depot will become our second largest tenant. (2) Top Retail tenants by ANLV include: Target, WalMart, The Container Store, Electrolux, Starbucks, Crate and Barrel, Genuine Parts Company, and Best Buy: in aggregate which represents 61% of total retail exposure. (3) Other includes gov’t agencies, construction, financial services, utilities, mining and agriculture. 2020 RESILIENCY & OUTLOOK 9

April Changes to Midpoint of Original Guidance REVENUE IMPACT (REDUCTION in basis points of total expected revenue) Cash Bad Debt + Defaults 130 S/L Rental Reserves 60 Lease Assumption Changes 70 Total Reserves in Updated Guidance 260 CASH BAD DEBT IMPACT - Less Reserves in Original January 2020 Guidance (50) Larger percentage impact to Decrease to Gross Revenues 210 same property NOI, as NOI is the denominator for this calculation compared to gross CASH SAME PROPERTY NOI IMPACT revenues in the revenue (REDUCTION in basis points of expected SPNOI growth) calculation. Total Impact - Cash Bad Debt Reserves 175 Lease Assumption Changes in SP Portfolio 25 Less Reserves in Original January 2020 Guidance (50) Decrease to Midpoint Guidance from 150 LEASE ASSUMPTION Cash Bad Debt and Leasing Changes CHANGES – Same Property NOI is not as significantly impacted by assumption FFO/sh IMPACT changes . . . most lease assumption changes are on Cash Bad Debt + Defaults $0.03 newer properties. S/L Rental Reserves 0.015 Lease Assumption Changes 0.015 Total Reserves in Updated Guidance $0.06 Less Reserves in Original January 2020 Guidance (0.01) Decrease to Midpoint Guidance from $0.05 SLR Reserves, Cash Bad Debt and Leasing Changes * SEE ALL 2020 RANGE OF ESTIMATES COMPONENTS AT PAGE 43 * 2020 RESILIENCY & OUTLOOK 10

KEY MACRO DRIVERS & SUPPLY - DEMAND FUNDAMENTALS

Continuing E-Commerce + Pandemic Behavior Impacts

Accelerating online consumer habits expanding supply chains facility needs

FREQUENCY AND PENETRATION

Online user penetration rate and frequency of online orders increasing; such as an expanded age cohort of users.

INVENTORY EXPANSION

Supply chain bottlenecks from economic shutdown and spike in demand from stay-at-home likely to increase inventory-to-sales ratio over time – expanding the needs for both B2B and B2C users.

RE-SHORING

Re-shoring of manufacturing to North America should create need for more resources on-hand domestically; likely benefitting Southeast, Midwest and Texas

EXPANDING CATEGORIES

Expanded purchase categories with grocery and furniture channels notably experiencing spike in adoption; e-Grocery expected to grow from about 3% today to 25% by 2025. Recent online sales spikes at retailers like Walmart and Wayfair.

REVERSE LOGISTICS

Online returns rate frequently up to 30% of purchases. Post-pandemic trends should expanding an already growing need for reverse logistics within a firms supply chain.

Sources: E-Grocery and reverse logistics figures per historical and recent bank and broker research. General trends frequently repeated in industry-specific and national publications.

DukeREALTY
MARKET FUNDAMENTALS
12

Demand – long term trend of e-commerce sales penetration and annual growth rate continues | ~100 msf+ of annual demand impact Growth Rate – Significant incremental E-commerce versus in-store sales demand for space YOY % 20% $1B of e-commerce sales E-commerce requires approximately 2.5 times the square footage of 15% 14.8% requires approximately 1.3M (1) logistics vs. bricks and mortar(2) 10% E-COMMERCE SF of fulfillment space 5% 0% 0.9% Projected incremental roughly 400 million IN-STORE -5% square feet through 2022 needed to keep up -10% with expected growth in e-commerce sales(3) and related supply chain reconfiguration 154 E-commerce as a % of total retail sales 134 116 expected to 11.8% 96 rise to 82 81 20% - 25% by 2025 66 51 57 39 41 41 31 10.9% 9.9% 9.1% 8.2% 7.3% 6.5% 5.9% 5.4% 4.9% 4.4% 2010 2012 2014 2016 2018 2020 2022 Source: Retail sales (incl A&G) and Ecomm sales as of Q1 per Census Bureau; if exclude A&G, penetration rises (1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) CBRE industrial research generally from 11.8% to 17.0%. Projections per WF (Moody’s) June 2019. Sales growth rates in top graph are MRQ YoY. believes the traditional 3x metric has decreased to 2.5x due to better inventory systems and technology. (3) Assumes E-comm sales growth of 15%, which is consistent with the actual 2018 growth rate of 14% and actual TTM growth rate of 15%. MARKET FUNDAMENTALS 13

Supply - in majority of U.S. markets near long term average levels, with starting vacancy rate considerably lower than heading into last recession | Rent Growth expected to be "flattish" in 2020



Under
Construc SF
(excluding HSSM[1])
250
200
150
100
50
0
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
U/C as % of Stock
(excludes HSSM[1])
Under
Construc
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%



Asking Rent
Growth
(excluding HSSM[1])
-2.5%
0.4%
2.0%
3.8%
4.9%
6.1%
6.5%
6.6%
6.3%
5.5%
1.5%
-1.5%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Total **Under Construction as % of Stock at ~2.0%** for markets excluding a handful of deemed "high supply submarkets"[1]. Construction pipeline expected to drop significantly in late 2020 and into 2021

\+

Current vacancy rates of 4.5% heading into this recession, which is roughly 3.5 - 4.0% lower than in 2007 before GFC.

Excellent demand drivers noted on previous pages

=

Strong Rent Growth this cycle, yet expectations of flattish YoY asking rents expected in 2020. Since pandemic started, CBRE[2] recently increased their **long term annual rent forecast growth starting 2021 to mid-single digits**

Source: CoStar's (CPS) all industrial "National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S.OMB, *less DRE-CPS defined "high supply submarkets", or "HSSM".*
(1) HSSM typically encompasses S. Atlanta (excl airport), Far NE Atlanta, North Houston, Central PA, Chicago I-80/Joliet and South Dallas – but subset can slightly vary qtr-to-qtr. See page 22 for DRE HSSM exposure. U/C is through latest available quarterly period (1Q20); (2) Rent Growth current year is an estimated range based on broker projections. Current vacancy rate an estimate from CBRE.

DukeREALTY
MARKET FUNDAMENTALS
14

Evolution of Amazon Distribution Network Growth Space Added(1) (millions SF) DRE’s portfolio, development platform 70 60 and local/national relationships are 50 exceptionally well positioned to capture 40 e-commerce growth opportunities from 30 20 Amazon and others, from less than 10 100K to 1.0M+ square feet. 0 2005 2007 2009 2011 2013 2015 2017 2019 “LAST MILE” (LM) FULFILLMENT CENTER SORTATION CENTER DELIVERY STATION Size & ~ 70-200K SF, 18’ - 36’ clear height (newer are 32’), Clear Height 400K – 1.2M SF, 36’-40’ clear height ~ 250K-650K SF, 32’-36’ clear height This newer prototype need 15ac of land for 600-800 cars/vans, or ~ 50% FAR Service N/A – provides zip code bundling sort for 5 to 45 minute drive time ~ 5 to 600 miles Range USPS, or to AMZ LM or Prime Now (i.e., ~ 0 to 30 miles) Source: MWPVL, CoStar, Duke Realty & Google satellite maps. (1) For annual space added, MWPVL tracks all projects, including proposed or under construction projects for the current year. Starting 2019, previous category names of “Delivery Stations” (now LM) and “Prime Now Hub” have been consolidated (bright blue color) due to significant expected expansion of newer “LM” prototype. MARKET FUNDAMENTALS 15

Legacy Commerce Center (Brownfield development), Linden, NJ OPERATING STRATEGY – KEY NOI DRIVERS

Operating Metrics Supportive of Continued Growth Operating Drivers(1) 2020 Same-Property NOI Guidance Buildup Contributing factors include magnitude of leasing 97.2% stabilized occupancy from 2019 and a tenant space consolidation OCCUPANCY 94.3% total occupancy (incl under development) +2.4% RENT GROWTH Total on 2nd GEN(2) 33% GAAP | 17% cash 2.5% +0.5% years average term at signing 6.8 +1.0% LEASE TERMS 5.9 years average remaining 2.0-3.5% annual escalators +0.2% SAME 4.7% 2019 actual PROPERTY (“SP”) 2.5% 2020 mid-point guidance -1.6% NON - SAME 7% of total NOI not in SP pool PROPERTY 76% occupancy in non SP pool $1.09B development pipeline with future NOI (~$62.2M) (1) Figures as of Q1 2020 (unless otherwise noted). Average lease term includes 1st gen …. reflects substantial NOI upside leases; Occupancy stats on lease-up basis. (2) Refers to space that has been previously occupied, including condition that previous tenant must have completed at least 12 months of lease term. NOI PERFORMANCE 17

Proven Net Operating Income Growth

- **~11%** 2017-2020 NOI CAGR
- **~10%** 2020 Expected NOI Growth; similar rate expected thereafter



~ 10% 2020 NOI Growth
Additional $15M of future NOI beyond '20
Additional $51M of future NOI beyond '20
~$52M Incremental
2020 Total NOI ~$688M
~$15M
~$9M
~$24M
~$11M
-$10M
~$4M
-$13M
~$12M
2019 NOI $636M
Lease Escalators
Rent Growth on 2nd Gen
2019 Development Stabilizations
Free Rent Burn Off
Bad Debt Expense / Defaults
Lease up Unstabilized In-service
Net Dispositions ('19 & '20)
Development Pipeline
Estimated Embedded Growth ~$59M

Note: 2020 estimated NOI components and total 2020 NOI estimate contribute to the mid-point expectations of 2020 FFO/sh and AFFO growth guidance expectations, and are subject to a range of possible outcomes depending on the volume and timing of leasing, anticipated development deliveries and asset recycling, etc.

DukeREALTY
NOI PERFORMANCE
18

17791 Perris Boulevard (Deckers Outdoor Corp) Inland Empire East Submarket, Southern California LOGISTICS ASSET STRATEGY

National Platform with Growing Diversification into Tier 1 Markets 2010 $2.3B in T1 2020 Q1 $10.2B in T1 T1 Exposure = 37% T1 = 64% T1 target approaching 70% 2021 Seattle Minneapolis-St. Paul Eastern Pennsylvania T1 New Jersey T1 Chicago T1 Columbus Washington DC/ Baltimore Northern T1 California Indianapolis St. Louis Cincinnati Raleigh Nashville T1 Atlanta Southern T1 California Savannah Dallas T1 Central Florida Houston South Florida T1 T1 = Tier 1 Distribution Market Concentration by GAV → $200MM – $399MM $400MM – $699MM $700MM – $999MM > $1B GAV = Gross Asset Value as estimated by Duke Realty using actual or estimated NOI’s and using current cap rates. ASSET STRATEGY 20

Diversity of Facility Types & Sizes AVG # OF % OF REPRESENTATIVE TOTAL SF LEASE ASSETS NOI DRE FACILITIES SIZE >= 500K 81 61.6M 35% 584K SF 250- 500K 131 46.4M 30% 227K SF 100- 250K 198 31.9M 27% 61K SF BUILDING BUILDING RANGE SIZE <100K 87 6.3M 8% 30K SF Note: portfolio breakdown represents in-service portfolio AVERAGE / 146.2M 140K (MEDIAN) SIZE: 294K (211K) ASSET STRATEGY 21

Focused Submarket Strategy | Modest Risk to Supply Focused within NOI exposure from high supply 79 submarkets out of 212 < 5% submarkets1, comprising total nationally roughly 20 buildings submarkets comprise lease rollover through 2021 51 90% of NOI < 1% in high supply submarkets1 % of RENT # of DRE FOCUS TOP 6 TOTAL GROWTH2 CBRE FOCUSED SUBMARKET MARKETS DRE IN FOCUS SUBMARKETS SUBMARKETS NOI %2 NOI2 SUBMARKETS Southern California 10.9 9 3 86% 46% Chicago 8.8 17 4 81% 20% New Jersey 8.8 24 4 85% 56% South Florida 8.7 23 4 84% 30% Atlanta 7.3 9 3 86% 19% Dallas 7.0 9 3 87% 35% Subtotal 51.5% 91 21 85% 34% (1) High supply submarkets defined per a mix of current and trending metrics such as under construction % of supply, deliveries % of supply, vacancy rate, demand, labor and barriers to entry; specific markets listed on previous page. For South Atlanta, DRE’s airport submarket assets deemed infill and substantially insulated from nearby supply statistics, same for the inner NE Atlanta submarket (i.e., Duluth). Lease rollover statistic on total company NOI. (2) NOI reflects stabilized NOI including projects under development. Rent growth by submarket a two year average (2018-1Q 2020). SUBMARKET STRATEGY 22

Modern Portfolio Performs across all Sizes and Markets SIZE & SUBMARKETS Larger and mid-sized assets have performed a bit better than smaller sizes, representing a selective submarket focus in major MSA’s. Portfolio generally larger and better geographically diversified than peer set, which in post-pandemic world appears to be an even greater strategic benefit CYCLE PERFORMANCE Proven experience that occupancy levels tend to stay higher in mid-to-large sized and newer properties in down cycle. GEOGRAPHIC EVOLUTION DRE’s recent strong rent growth almost exclusively from non-coastal markets. Significant rent growth upside when we begin to have more rollover of our coastal properties. DURABILITY & SAFETY Active build-to-suit development program drives longer lease terms. Lower capex results in lower risk, sustainable cash flow growth through all cycles. Embedded portfolio mark-to-market roughly 14% to 18%. ASSET STRATEGY 23

Durable & Strong Performance across the Size Spectrum … + Low Capex contributes to strong long term AFFO growth

Occupancy Performance by Size

(stabilized in-service)

More durable performance in >100K SF


"Trough" Occupancy
Q1 2020 Occupancy
99%
86%
97%
90%
97%
90%
97%
94%
97%
91%
<100K
100-249K
250-499K
>500K
Total

"Trough Occupancy" as of 2010. Size ranges above on a per square foot basis.

Rent Growth by Building Size

(1/1/19 – 3/31/20)

Strong and balanced growth across the size spectrum. Near term expectations similar to recent results.


15%
28%
27%
40%
29%
<100K
100-249K
250-499K
>500K
Total

Average Remaining Lease Term

Extended lease terms in larger facilities contributes to a lower beta, lower capex overall portfolio


4.5
4.9
5.2
7.6
5.9
<100K
100-249K
250-499K
>500K
Total

In-service buildings

Average TIs/LCs to NER[1]


14%
12%
11%
11%
12%
<100K
100-249K
250-499K
>500K
Total

Lower capex in mid- and large-facility sizes

(1) "Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation Tenant Improvements (TIs) and Leasing Commissions (LC's). (2010 - 2019)

Average Building Improvements[2]

-- Size Stratification --


$0.14
$0.11
$0.06
$0.03
$0.06
<100K
100-249K
250-499K
>500K
Total

-- Age Stratification --


$0.02
$0.08
$0.16
$0.06
0-10
10-20
20+
Total

(2) Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2010 - 2019)

Note: All size ranges above on a per square foot basis.

DukeREALTY

ASSET STRATEGY
24

Turnpike Crossing Park 6 buildings totaling 802K SF West Palm Beach, FL DEVELOPMENT STRATEGY & PERFORMANCE

Development Strategic Advantages ACTIVITY SINCE 2013 $4.7B development investment 159 projects 52% o f starts > 50% pre - leased $1.3B estimated value creation(1) yields(2) profit 6.4% 27% margins(2) of land in repeat business; in- Coastal house construction/ 75% Tier 1 67% development a markets strategic advantage (1) Value creation uses market cap rates at start date, with cap rate sources per CBRE and internal records; (2) Based on initial stabilized cash yield. As of 3/31/2020 DEVELOPMENT 26

Recession Development Strategy & Track Record

- Reduced starts expectations for 2020 with speculative development temporarily suspended. 2020 Guidance range $275 - $425M
- Complete existing under development pipeline which is 69% pre-leased (see next page)
- Currently an active build-to-suit prospect list and long term the platform is strategically well positioned to capture development value creation opportunities

TRACK RECORD - ANNUAL VOLUME $675M | 55% PRE-LEASED at START, 68% LEASED at DELIVERY

71 SPEC DEVELOPMENT DELIVERIES

9 month average lease up, 11% leased at start, 88% leased at 3/31/2020

BTS DEVELOPMENT

average initial lease term 11 years

$1.9 B of IN-FILL* DEVELOPMENT STARTS

starts have been primarily Tier 1 markets at 25% to 50% value creation margins. Significant brownfield/re-development starts since 2016, involving 2 to 4 year entitlement processes and margins at higher end

ANNUAL DEVELOPMENT STARTS BREAKDOWN

(since 2013, $ in millions)



SPEC
BTS
IN-FILL
$375
$205
$375
$110
$530
$190
$650
$145
$845
$330
$865
$220
$1,085
$680
$425
$275
2013
2014
2015
2016
2017
2018
2019
2020E

* "IN-FILL" - defined as submarket locations which have characteristics such as lack of developable land, close proximity to major population center, or close proximity to a major airport or seaport. See representative in-fill development case studies starting on page 47.

DukeREALTY

DEVELOPMENT

27

Development Pipeline - Relatively Low Risk, Tier 1 Focus (1) 68% PRE-LEASED 88% TIER 1 market exposure; > 30% margins expected 74% COASTAL Tier 1 Remaining 2020 only deliveries average FUNDING COMMITMENTS 89% LEASED well covered REMAINING FUNDING COMMITMENTS and PRE-LEASING LEVELS ($ in millions) 150%$452 REMAINING TO 400 100% FUND 350 91% 130% 300 81% $230 110%... well covered from 250 90% cash, LOC and Projected Costs Remaining $43 70% 200 $88 $91 potential Dispositions 150 50% $452 remaining commitment Funded 100 23% 30% represents the development 50 10% pipeline’s total remaining costs to stabilization as of 3/31/20 by % Pre-leased 0 -10%projected in-service quarter of 2Q20 3Q20 4Q20 1Q21 each project. Amounts do not represent anticipated quarterly cash flow. (also see liquidity slide page 7) MARKET SoCal, Atlanta, Houston, New Jersey, SoCal, New Jersey, SoCal, New Jersey, LOCATIONS Lehigh Valley, Columbus, Raleigh Houston NorCal, Atlanta (1) 69% pre-leased level as of May 29, 2020, compared to 3/31 pre-leasing level of 56%. DEVELOPMENT 28

Best in Class Risk-Adjusted Development Platform Pipeline Pre-leasing Total U.S. Pipeline Size Track Record Development Pipeline % of Assets 3 Yr Avg Pre-lease Current Pre-lease (in $ millions) 80% 10.8% 56% 3 Yr Avg $1,093 60% $945 40% 33% peer 5.3% 3 yr avg (excludes DRE) 4.8% 3.4% 20% $154 $187 0% PLD DRE FR EGP PLD DRE EGP FR Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Development as % of assets, defined as industrial pipeline divided by gross assets after add back of depreciation except for PLD which includes global pipeline and consolidated (global) gross assets (JV’s at share) due to availability of information. Source: Q1 2020 and historical company supplementals. DEVELOPMENT 29

Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL Des Moines Creek 21202, 24th Avenue South, Seattle, WA LIQUIDITY AND CAPITAL STRATEGY

Capital Strategy . Disciplined use of $1.2B credit facility . Maintain high unencumbered asset pool . Conservative 65-75% AFFO payout ratio (1) . Operate at a high Baa1 / BBB+ level . Generate “funds available for reinvestment” Ratings Liquidity . Follow disciplined development practices with pre- leasing levels . Maintain strong and diverse lender relationships . Development pipeline Develop- Capital Access to 69% pre-leased ment Strategy Capital . Communicate regularly with investors . Have temporarily stopped new spec development projects . Multiple types of capital due to COVID-19 Capital Liability available Fore- Manage- casting ment . Fund growth with cash on hand, “funds available for reinvestment after dividends”, opportunistic equity issuance, and moderate . Maintain well-balanced debt maturities increase in leverage levels and minimize use of variable-rate debt . High quality tenant base resulting in “best in . No debt maturities until October 2022 class” rent collection rate during COVID-19 (1) Moody’s / S&P, respectively. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. CAPITAL 31

Simplified and Disciplined Financial Profile Capitalization Net Debt to Fixed Charge (in $ millions at 3/31/20, excludes unconsolidated JV debt) EBITDA - TTM Coverage - TTM Unsecured Secured Debt 5.0x 5.2x 5.2x Debt $52 4.6x $3,125 21% Common Equity 2019 2020 2019 2020 79% at Market Value Forecast Forecast $12,036 Ability to fund approximately $950M of growth without equity Commitment to a strong credit profile and maintain current ratings (Baa1 / BBB+) Fixed-Rate Borrower Balanced Debt Maturities 6% Fixed Rate Floating Rate 94% Conservative fixed rate borrower. Revolving credit facility the main source of floating rates. Ample liquidity with disciplined use of $1.2B credit facility CAPITAL 32

Funding Growth While Controlling Leverage Funded Average 2020 Leverage CIP(1) Yield(2) Forecast(3) Embedded EBITDA $656M X 6.5% X 5.0x = $213M creates leverage Unstabilized neutral growth Projects In-Service (4) funding $309M X 6.5% X 5.0x = $100M “Funds Available for Annual Funds Available for Reinvestment $151M Reinvestment” and cash fund growth Cash at March 31, 2020 $188M with no leverage impact Leverage Neutral Growth Funding $653M Additional leverage capacity in line with EBITDA “Gross Up” to 5.25x $299M company targets and well within current ratings level Growth funding without equity and maintain Baa1/BBB+(5) $952M (1) Construction in progress at March 31, 2020. (2) Represents average GAAP stabilized yield. (3) Represents 2020 forecast net debt to EBITDA - TTM at December 31, 2020. (4) Total occupancy of these projects is 31%. (5) Moody’s / S&P, respectively. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. CAPITAL 33

Duke Realty is Baa1/BBB+(3) Rated but Credit Metrics are at “A” Quality Levels REITs with “A” ratings: Debt + Preferred Debt + Preferred Net Debt to Fixed Charge(1)(2) to Mkt Cap(1) to GA(1) EBITDA(1)(2) PSA 16% PLD 26% PSA 0.8 PSA 7.6 PLD 20% CPT 27% CPT 4.1 PLD 7.6 DRE 21% EQR 31% AVB 4.8 CPT 6.4 CPT 25% DRE 31% PLD 5.0 AVB 5.7 EQR 27% AVB 32% EQR 5.0 SPG 5.1 AVB 28% O 34% DRE 5.1 O 4.8 O 31% PSA 35% O 5.1 DRE 4.8 FRT 44% FRT 45% FRT 5.7 EQR 4.7 SPG 59% SPG 57% SPG 5.9 FRT 4.1 1) Companies are per 3/31/20 Wells Fargo Research except PLD Net Debt to EBITDA and Fixed Charge which are per 3/31/20 company supplementals and DRE which is per our 3/31/20 Q1 supplemental report. 2) Quarter annualized; (3) Moody’s / S&P, respectively. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. CAPITAL 34

Solid AFFO Growth throughout Major Repositioning | Recent AFFO & Dividend Growth High Single Digits

AFFO Growth Track Record

+8.5% 2017 – 2019

+6.0% 2010 - 2019

Solid AFFO growth even with dilutive impact of selling $10.5 billion of assets since 2010.

Return of Capital

$2.7 Billion

Return of Capital to shareholders since 2010

Dividend Growth

+9.3%

Regular Dividend Increase Q4 2019. Future increases expected to correlate to AFFO growth

AFFO Outlook

Looking past 2020 and assuming a recovery, we continue to believe in potential for steady mid-to-high Single Digit AFFO Growth

Payout Ratio

65 to 75%

Conservative AFFO payout ratio targeted range

AFFO / FFO Ratio

Best in class 89%

FFO converted to AFFO reflective of high-quality, low capex portfolio and overall operating strategy. Comparative peers[2] - 700 bps lower on same ratio.

Note: AFFO outlook statement assumes stable economic conditions and market fundamentals. Annual net disposition activity (dispos less acquisitions) expected to be lower than previous years; actual results may vary.
- Historical or projected AFFO metrics on a share adjusted basis; 2020E based on effective DRE guidance mid-point.

(2) Three year average AFFO / CoreFFO ratio computed on a share adjusted basis as reported in company supplementals; *Removed disposition gains from AFFO (from land and development projects contributed to JV's or sold); EGP figure per* 2020 consensus AFFO Median / FFO consensus mean. Source: First Call. Peer Set EGP, FR, & PLD

DukeREALTY

AFFO, DIVIDENDS & TSR

35

CORPORATE RESPONSIBILITY USGBC® and the related logo are trademarks owned by the U.S. Green Building Council and are used with permission.

Green Initiatives $852M 55 87% LEED investments LEED projects of portfolio has tenant engagement since 2008 energy efficient initiative and energy lighting performance monitoring  Commitment to 100% LEED certification on all new developments  November 2019 $400M Unsecured Green Bond Issuance Tied to Green Projects CORP RESPONSIBILITY 37

Commitment to Social and Governance Top 20% 50% 20% 8,400 women in upper diverse board total hours management governance and members social rankings* volunteering • Annual board of directors elections ISS QualityScore** since 2002. By laws incorporate proxy access provision of “3% - 3 yrs - 20%” Social • Incorporate elements of SASB disclosure framework in public filings Governance • Community service, wellness and diversity & inclusion part of culture for 0 2 4 6 8 10 over 15 years Lower Risk Higher Risk • Wellness program helps to reduce turnover and create G&A savings Note: Figures represent 2019-2020 activities. *Ranked by Green Street Advisors and ISS. **ISS QualityScore based on four “pillars” - Board Structure, Shareholder Rights, Compensation and Audit. In aggregate, over 100 variables drive the composite score. Peer set is S&P 500 firms. CORP RESPONSIBILITY 38

Industry Recognitions & Affiliations • Gold Winner of Nareit’s Dividends Through Diversity & Inclusion corporate award and individual award for Chairman and CEO • First logistics REIT CEO to sign Action for Diversity & Inclusion pledge • Global Real Estate Sustainability Benchmark (GRESB) member • 2020 Women on Boards for nine consecutive years • Best Places to work in Chicago (1st), Pennsylvania (2nd) and Orange County (4th) • American Heart Association’s Workplace Health Achievement Gold level winner three consecutive years • American Red Cross partner and Disaster Responder member Note: Information reflects 2019 recognitions. CORP RESPONSIBILITY 39

WHY DUKE REALTY?

Strong Relative Portfolio Performance and Upside Potential . . . Reasonable Valuation to other National Platform REIT’s Same Property Relative NAV Rent Growth NOI Growth (2Y Avg 2018 - 2019) Premium / (Disc) (Current) (2Y Avg 2018 - 2019) 28.3% 27% 26% 26% 14.2% 5.1% 8.5% 4.8% 4.8% 17% 4.2% 4.6% DRE PLD FR EGP DRE PLD FR EGP DRE PLD FR EGP Relative Non-Same Property AFFO Growth Pool Size % (2Y CAGR 2017 – 2019) AFFO Multiple (Current) (2Y Avg 2018 - 2019) 29.8 28.8 20% 9.8% 9.0% 17% 8.5% 8.1% 26.4 12% 13% 25.7 DRE PLD FR EGP DRE PLD FR EGP DRE PLD FR EGP Source: Company reporting and DRE, PLD data global given equity relative value thesis on this slide. Non-same property pool on SF basis. “Current” equity multiple and NAV metrics per S&P GMI and Green Street, as of 5/28//2020. AFFO estimate on median basis. WHY DUKE REALTY 41

The Leading Domestic-only Logistics REIT > 45 Years of Experience . Market leadership and trusted advisor to our customers with long-term relationships. Leading Developer and . Portfolio suited for e-commerce and traditional distribution; concentrated in Tier 1 markets with newest portfolio in sector with low capex; strong tenants. Owner of State-of-the-Art Logistics Facilities . Best-in-class, vertically integrated development platform drives incremental growth. . Expected rapid decline in supply, set up with historical lows in vacancy and secular demand Long Term Fundamentals . Shifting consumer habits creating growth ripple effect throughout the entire supply chain; Outlook Very Strong global pandemic boosting already high growth prospects . Ability to fund approximately $950 million of growth without equity and reach Duke’s Fortress Balance Sheet with target leverage level Ample Liquidity for Growth . Baa1/BBB+ with no significant debt maturities until 2022(1). . 2017 - 2019 AFFO growth 8.5%, still comfortable with mid-to-high single digit Proven Financial Performance growth in AFFO through cycles and Strong Outlook . 9.3% dividend increase Q4 2019; with future increases correlated to AFFO growth. . Recent monthly rent collections at top of peers – indicative of relative quality Responsible Corporate Citizen . Developed 55 LEED-certified facilities; 19 projects in progress of LEED certification. 100% LEED commitment. with ESG Embedded in Culture for 3 Decades . Community service, wellness and diversity programs for over 16 years. . Top-tier governance per ISS and Green Street. (1) Moody’s / S&P, respectively. A securities rating is not a recommendation to buy, sell or hold securities and is subject to revision or withdrawal at any time by the rating organization. WHY DUKE REALTY 42

Revised April 29, 2020

2020 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2019 Actual	2020 YTD	Range of Estimates Pessimistic	Range of Estimates Optimistic	Key Assumptions
Net Income per Share Attributable to Common Shareholders - Diluted	$1.18	$0.05	$0.54	$0.83	- Original 2020 guidance in a range of $0.92 to $1.14 per share. - Lower gains on property sales and higher depreciation expense.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.40	$0.28	$1.32	$1.44	- Original 2020 guidance in a range of $1.42 to $1.52 per share. - Expense impact of internal leasing costs, $0.02 to $0.04. - First quarter bad debt/collectability adjustments of $.015 per share.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.44	$0.33	$1.41	$1.51	- Original 2020 guidance in a range of $1.48 to $1.54 per share. - First quarter bad debt/collectability adjustments of $.015 per share. - Midpoint estimate of $.035 per share for future lost rents. - Lower development resulting in higher land carry costs.
Growth in AFFO - Share Adjusted	10.2%	3.0%	0.0%	6.2%	- Original 2020 guidance in a range of 3.1% to 7.7%. - Impact of future lost rents as noted in Core FFO guidance, first quarter collectability adjustments non-cash in nature. - Lower development resulting in higher land carry costs.
Average Percentage Leased (stabilized portfolio)	98.1%	97.2%	95.0%	97.0%	- Original 2020 guidance in a range of 96.0% to 98.0%. - 2.5% occupancy decline in second half of year estimated for potential defaults.
Average Percentage Leased (In-service portfolio)	96.0%	96.5%	94.4%	96.4%	- Original 2020 guidance in a range of 95.1% to 97.1%. - 2.5% occupancy decline in second half of year estimated for potential defaults, partially offset by better than originally expected lease up of speculative properties.
Same Property NOI - Cash	4.7%	6.6%	1.75%	3.25%	- Original 2020 guidance in a range of 3.6% to 4.4%. - 1.5% midpoint decrease due to bad debt and occupancy. - Net effective NOI 2% to 3% lower, reflecting higher non-cash collectability reserves.
Building Acquisitions (Duke share)	$217	$0	$0	$100	- Original 2020 guidance in a range of $100 to $300.
Building Dispositions (Duke share)	$494	$27	$125	$250	- Original 2020 guidance in a range of $300 to $500.
Development Starts (JVs at 100%)	$1,086	$117	$275	$425	- Original 2020 guidance in a range of $675 to $875. - Temporary suspension of new speculative development starts. - Maintain high occupancy in pipeline of 50%.
Service Operations Income	$6	$1	$2	$6	- Less third party construction.
General & Administrative Expense	$61	$22	$59	$55	- 2019 included one-time technology costs.
Effective Leverage (Gross Book Basis)	30%	31%	33%	29%	
Fixed Charge Coverage (TTM)	5.0X	5.2X	5.0X	5.4X	
Net Debt to Core EBITDA (TTM)	4.6X	4.8X	5.2X	4.8X	- Maintain Baa1/BBB+ ratings.

DukeREALTY

GUIDANCE

43

Definitions Supplemental Performance Measures Funds from Operations (“FFO”): FFO is a non-GAAP performance measure computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). It is calculated as net income attributable to common shareholders computed in accordance with generally accepted accounting principles (“GAAP"), excluding depreciation and amortization related to real estate, gains and losses on sales of real estate assets (including real estate assets incidental to our business) and related taxes, gains and losses from change in control, impairment charges related to real estate assets (including real estate assets incidental to our business) and similar adjustments for unconsolidated joint ventures and partially owned consolidated entities. We believe FFO to be most directly comparable to net income attributable to common shareholders as defined by GAAP. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Core Funds from Operations (“Core FFO”): Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that can create significant earnings volatility and do not directly relate to our core business operations. The adjustments include tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as “other income tax items”), gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, promote income, severance and other charges related to major overhead restructuring activities and the expense impact of costs attributable to successful leasing activities. Although our calculation of Core FFO differs from NAREIT’s definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. Adjusted Funds from Operations (“AFFO”): AFFO is defined by the Company as the Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the Company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense including interest rate hedge amortization, stock compensation expense and after similar adjustments for unconsolidated partnerships and joint ventures. EBITDA for Real Estate ("EBITDAre"): EBITDAre is a non-GAAP supplemental performance measure, which is defined by NAREIT as net income (computed in accordance with GAAP), before interest, taxes, depreciation and amortization ("EBITDA") adjusted to exclude gains and losses on sales of real estate assets (including real estate assets incidental to our business), gains and losses from change of control, impairment charges related to real estate assets (including real estate assets incidental to our business) and to include share of EBITDAre of unconsolidated joint ventures. We believe EBITDAre to be most directly comparable to net income computed in accordance with GAAP and consider it to be a useful supplemental performance measure for investors to evaluate our operating performance and ability to meet interest payment obligations. Core EBITDA: Core EBITDA is defined by the Company as the EBITDAre, adjusted for the same reasons as Core FFO, to exclude gains or losses on debt transactions, gains or losses from involuntary conversion from weather events or natural disasters, the expense impact of costs attributable to successful leasing activities, promote income and severance charges related to major overhead restructuring activities. Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is a non-GAAP performance measure, which is comprised of rental revenues from continuing operations (computed in accordance with GAAP) less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the straight line rental income and expense, amortization of above and below market rents, amortization of lease concessions and lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI to be most directly comparable to income from continuing operations defined by GAAP and that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments. Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. The same property pool of properties is defined once a year at the beginning of the current calendar year, and includes buildings that were in the stabilized portfolio throughout both the current and prior calendar years in both periods. The same property pool is adjusted for dispositions subsequent to its initial establishment. SPNOI also excludes termination fees. SPNOI is a non-GAAP supplemental performance measure that we believe is useful because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. . 44 . RECONCILIATION

FFO, Core FFO and AFFO

(in thousands)

	2019 Actual	2018 Actual	2017 Actual	2016 Actual	2015 Actual
Net income attributable to common shareholders	$ 428,972	$ 383,729	$ 1,634,431	$ 312,143	$ 615,310
Add back:					
Noncontrolling interest in earnings of unitholders	3,678	3,528	15,176	3,089	6,404
Net Income Attributable to Common Shareholders-Diluted	$ 432,650	$ 387,257	$ 1,649,607	$ 315,232	$ 621,714
Reconciliation to Funds From Operations ("FFO")					
Net Income Attributable to Common Shareholders	$ 428,972	$ 383,729	$ 1,634,431	$ 312,143	$ 615,310
Adjustments:					
Depreciation and amortization	327,223	312,217	299,472	317,818	320,846
Joint Venture share of adjustments	(11,156)	(734)	(44,223)	(49,736)	13,336
Gains on real estate asset sales, net of taxes and impairments	(233,857)	(210,286)	(1,453,702)	(162,818)	(645,358)
Noncontrolling interest share of adjustments	(702)	(923)	11,023	(1,037)	3,197
NAREIT FFO Attributable to Common Shareholders - Basic	510,480	484,003	447,001	416,370	307,331
Noncontrolling interest in income of unitholders	3,678	3,528	15,176	3,089	6,404
Noncontrolling interest share of adjustments	702	923	(11,023)	1,037	(3,197)
NAREIT FFO Attributable to Common Shareholders - Diluted	$ 514,860	$ 488,454	$ 451,154	$ 420,496	$ 310,538
Loss on debt extinguishment, including share of unconsolidated joint ventures	6,320	388	26,104	35,526	85,713
Gains on involuntary conversion - unconsolidated joint venture	(3,559)	(3,897)	—	—	—
Non-incremental costs related to successful leases	12,402	—	—	—	—
Other income tax items	—	—	(7,685)	—	—
Overhead restructuring charges	—	—	—	—	7,422
Promote income	—	—	(20,007)	(26,299)	—
Acquisition-related activity	—	—	—	96	8,499
Core FFO Attributable to Common Shareholders - Diluted	$ 530,023	$ 484,945	$ 449,566	$ 429,819	$ 412,172
Adjusted FFO					
Core FFO - Diluted	$ 530,023	$ 484,945	$ 449,566	$ 429,819	$ 412,172
Adjustments:					
Straight-line rental income and expense	(20,724)	(26,037)	(17,328)	(17,107)	(23,232)
Amortization of above/below market rents and concessions	(7,566)	(2,332)	1,201	1,526	3,659
Recurring capital expenditures	(51,045)	(54,482)	(59,051)	(60,894)	(61,693)
Other	25,705	25,986	24,270	24,749	23,804
AFFO - Diluted	$ 476,393	$ 428,080	$ 398,658	$ 378,093	$ 354,710
Dividends Paid (Excluding Special Dividends)	$ 321,469	$ 294,233	$ 276,539	$ 257,820	$ 241,292
Special Dividends	$ —	$ —	$ 305,628	$ —	$ 69,055
Funds Available for Reinvestment	$ 154,924				

Note: See next slide for 2020 reconciliation of the Company's guidance for diluted net income per common share to NAREIT FFO and Core FFO.

DukeREALTY

RECONCILIATION

45

Reconciliation of 2020 FFO Per Diluted Share Guidance (Unaudited ) Pessimistic Optimistic Net income attributable to common shareholders - diluted $ 0.54 $ 0.83 Depreciation 0.99 0.95 Gains on land and property sales, net of impairment charges (0.23) (0.36) Share of joint venture adjustments 0.02 0.02 NAREIT FFO attributable to common shareholders - diluted $ 1.32 $ 1.44 Loss on debt extinguishment 0.05 0.05 Non-incremental costs related to successful leases 0.04 0.02 Other reconciling items — — Core FFO attributable to common shareholders - diluted $ 1.41 $ 1.51 SPNOI (unaudited and in thousands) Same Property Net Operating Income (Industrial Only) Three Months Ended March 31, 2020 March 31, 2019 Income from continuing operations before income taxes $ 19,552 $ 45,153 Share of property NOI from unconsolidated joint ventures 4,641 4,444 Income and expense items not allocated to segments 144,746 114,005 Earnings from service operations (1,046) (2,378) Properties not included and other adjustments (15,523) (18,223) Same Property NOI $ 152,370 $ 143,001 Percent Change 6.6% RECONCILIATION 46

Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL APPENDIX - IN-FILL DEVELOPMENT CASE STUDIES

Infill Redevelopment – Chicago O'Hare Submarket

- Off market deal acquired in Q2 2019. In Q3 2019 commenced demolition of existing structure for a class A, 32' clear height spec project.
- Contaminated soil was removed; property enrolled in a voluntary clean-up program to receive an NFR from EPA
- O'Hare submarket vacancy below 3%; historical 5-yr rent growth for infill properties was over 18%
- ~20% value creation expected



90
72
901 Chase Avenue
Elk Grove, IL
ORD



Chase Avenue
901 Chase Avenue | Elk Grove Village, IL
• Former manufacturing facility



154,000 SF
Delivered Q1 2020
LEED

DukeREALTY
DEVELOPMENT
48

Infill Redevelopment – Northern New Jersey






1.3 MSF Redevelopment
Expected delivery Q4 2020

- Acquired 83 acre site in Northern New Jersey along the Garden State Parkway in Q2 2019 that was under contract for 2 years
- Successfully completed a remediation plan with government agencies; including demolishing an old steel manufacturing facility. Currently remediating the site and completing the entitlement process with expected delivery Q4 2020.
- Developing two industrial build-to-suits with a 20-year lease for a major home improvement retailer
- ~35% value creation expected


New York City
New Jersey 440 Toll Road Bridge
Building 1
332,800 SF
Building 2
921,100 SF
STEEL RUN LOGISTICS CENTER | 1,254,000 SF
Perth Amboy, New Jersey
LEED

DukeREALTY
DEVELOPMENT
49

Infill Redevelopment – Northern New Jersey • As part of a large 2017 portfolio acquisition, DRE acquired the right to develop a 32 acre, prime infill “last mile” location in the Northern New Jersey Newark submarket • Commenced development in late 2018 for 40’ clear height, speculative facility. In Q4 2019, facility delivered and leased for 12 years to a major e- commerce retailer. • 662,000 square foot fulfillment center being used for both inventory replenishment of smaller facilities and direct (B2C) order fulfillment • The modern building features are truly unique to the submarket. • In this submarket, only 6 of 733 facilities (4.1%) have > 30’ clear height and built after 1997. • Expected to achieve LEED® certification • ~ 27% value creation DEVELOPMENT 50

Infill Redevelopment – Southern California


13344 SOUTH MAIN STREET | 291,000 SF
Los Angeles, California
LEED



- Acquired Class C industrial building on 13-acre brownfield site in Q4 2018
- Located 7 miles from LAX and 10 miles from the Ports of LA and Long Beach
- Started 9-month environmental remediation and building demolition in Q2 2019; started 291,0000 SF speculative facility expected to deliver Q3 2020
  - Expected to achieve LEED® certification
- 225M SF of inventory in South Bay submarket with over 600k SF net absorption in Q1; 0.8% submarket vacancy
- ~35% value creation expected


DOWNTOWN LA
12 miles
N
LAX
10 miles
105
110
106
W EL SEGUNDO BLVD
13344 South Main Street
291,000 SF
S BROADWAY ST
S MAIN ST
SAN PEDRO ST
Existing Class C
Warehouse
E 135TH ST
PORTS OF LOS ANGELES & LONG BEACH
12 miles
LEGEND
ON/OFF RAMP
LEED

DukeREALTY
DEVELOPMENT
51

Infill Redevelopment – South Florida Copans 95 1731 101,000 SF Copans 95 1731 Copans 95 1571 101,000 SF Copans 95 1521 Powerline Road West Copans Road Copans 95 1551 Copans 95 1501 North Andrews North • 1/2 mile west of I-95 and adjacent to DRE four- building, 385,000 SF business park • Demolition of existing structure and surrounding pavement with 101,000 SF speculative project delivered Q3 2019 and 60% leased • Submarket vacancy 6.0%; recent historical and projected market rent growth of 5.7% • DRE has ~60% market share of Class A facilities in Pompano Beach • ~ 25% value creation expected DEVELOPMENT 52

Infill Build-to-Suit Developments – Atlanta Airport 2929 ROOSEVELT HIGHWAY | 500,000 SF 1000 LOGISTICS WAY | 664,000 SF CAMP CREEK 4850 | 210,000 SF HWC Logistics Home Depot Porsche Cars NA Expected delivery Q2 2020 Expected delivery Q1 2021 Expected delivery Q2 2020 DEVELOPMENT 53

Speculative Development – Inland Empire East Submarket

4375 NORTH PERRIS BOULEVARD | 1,009,000 SF
Perris, California


LEED

- In 2015 began 9-parcel land assemblage totaling 54 acres that spanned two different zoning classifications
- Extensive team patience and cooperation with local municipality and eight different land sellers, including community scholarship support and seller contract extensions
- Three years of team effort resulted in parcel rezonings and project entitlement to move forward
- In Q1 2019, commenced construction of a LEED®-certified, 1 million SF, speculative facility; supported by <5% submarket vacancy and numerous prospects in the market.
- Recent pre-lease for 100% of space to major e-commerce retailer
    - Expected delivery Q2 2020; value creation ~50%


Markham Street
Perris Boulevard
1)
2)
3)
4)
5)
6)
7)
8)
9)
1,270'
1,930'


MARKHAM ST.
PERRIS BLVD
BUILDING 1
1,008,646 S.F.

DukeREALTY
DEVELOPMENT
54

Infill Redevelopments – Southern California Mid-Counties & South Bay Submarkets • 2015 infill acquisition of brownfield land site adjacent to existing Duke Realty facility 11600 Alameda St • Successfully completed a remediation plan with 201,000 SF government agencies, demolished an old manufacturing facility, remediated the site and completed the entitlement process 2700 East Imperial Hwy • Estimated profit margin >80% 323,000 SF • Early 2017 commenced 201,000 SF spec development, late 2017 signed lease for 100% of space 5 7 Anaheim (7 miles) • 2015 infill acquisition of brownfield land site 5 adjacent to existing Duke Realty facility • Successfully worked through site remediation 16501 Trojan Way contingencies and various government approvals 498,000 SF • Late 2016 executed 477,000 SF build-to-suit project with UPS Logistics Ports of Los Angeles • Project delivered April 2018 to serve as last mile & Long Beach B2B and B2C facility for Orange and Los (15 miles) 16301 Trojan Way Angeles counties 477,000 SF Los Angeles International • Estimated profit margin >40% Airport (LAX) (23 miles) DEVELOPMENT 55

Infill Redevelopment – Northern New Jersey One Paddock Street | Avenel, NJ 2020 Under Development ONE PADDOCK STREET | 183,000 SF Avenel, New Jersey One Paddock St 183,000 SF DEVELOPMENT 56

Infill Redevelopment – Northern New Jersey • Acquired 40 acre site in Northern New Jersey along the Exit 10 / I-287 Corridor in Q2 2019. • Successfully completed an environmental remediation plan and commenced construction in Q1 2020, with expected delivery in Q1 2021. • The submarket vacancy is 2 to 3%, representing a strong environment for lease-up. • Value creation expected in the mid 20% range. DEVELOPMENT 57